United States Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934
December 20, 2005
(Date of Report)
China 3C Group
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	000-28767 (Commission File Number)	88-0403070 (IRS Employer Identification No.)

368 HuShu Nan Road, HangZhou City, Zhejiang Province, China (Address of principal executive offices)	310014 (Zip Code)
086-0571-88381700
(Registrant’s telephone number, including area code)
Sun Oil & Gas Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     A. Xu Subscription Agreement
     On December 20, 2005, the Registrant entered into a subscription agreement with Huiqi Xu (the “Subscription Agreement.”) Pursuant to the terms of the Subscription Agreement, the Registrant issued and sold 1,000,000 shares of its common stock to Mr. Xu in a private placement exempt from the registration requirements of Section 5 of the Securities Act of 1933. The Registrant sold the shares at a price of $0.10 per share, for aggregate offering consideration of $100,000. There are no material relationships between the Registrant or its affiliates and Mr. Xu, other than in respect of the Subscription Agreement. A copy of the Subscription Agreement is being filed as Exhibit 10.1 to this Current Report.
     B. Chen and Yang Consulting Agreement
     Also on December 20, 2005, the Registrant entered into a consulting agreement with Wen-An Chen and Huoqing Yang (the “Consulting Agreement.”) Pursuant to the terms of the Consulting Agreement, Mr. Chen and Mr. Yang will provide the Registrant with certain financial consulting services. In exchange for these services, the Registrant will issue Mr. Chen and Mr. Yang a warrant to purchase 4,000,000 shares of the Registrant’s common stock, exercisable immediately, at an exercise price of $0.10 per share. There are no material relationships between the Registrant or its affiliates and Mr. Chen and Mr. Yang, other than in respect of the Consulting Agreement. A copy of the Consulting Agreement is being filed as Exhibit 10.2 to this Current Report.
Item 3.02 Unregistered Sales of Equity Securities.
     A. Sale of Common Stock to Huiqi Xu
     On December 20, 2005, the Registrant issued and sold 1,000,000 shares of its common stock to Huiqi Xu. The shares were sold at a price of $0.10 per share, for aggregate offering consideration of $100,000.
          1. Section 4(2) of the Securities Act
     The shares were sold to Mr. Xu without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. Section 4(2) of the Securities Act exempts from registration “transactions by an issuer not involving any public offering.” To qualify for this exemption, the purchasers of the securities must (1) have enough knowledge and experience in finance and business matters to evaluate the risks and merits of the investment or be able to bear the investment’s economic risk, (2) have access to the type of information normally provided in a prospectus, and (3) agree not to resell or distribute the securities to the public. In addition, the registrant cannot use any form of public solicitation or general advertising in connection with the offering.

     The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the sale of its common stock to Mr. Xu. Specifically, (1) the Registrant has determined that Mr. Xu is knowledgeable and experienced in finance and business matters and thus he is able to evaluate the risks and merits of acquiring the Registrant’s common stock; (2) Mr. Xu has advised the Registrant that he is able to bear the economic risk of purchasing the common stock; (3) the Registrant has provided Mr. Xu with access to the type of information normally provided in a prospectus; (4) pursuant to the Subscription Agreement, Mr. Xu has agreed not to resell or distribute the securities to the public; and (5) the Registrant did not use any form of public solicitation or general advertising in connection with the offering.
          2. Regulation S under the Securities Act
     In addition, the shares were sold to Mr. Xu without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Regulation S under the Securities Act. Regulation S is available only for offers and sales of securities made entirely outside the United States. These transactions are referred to as “offshore transactions,” and pursuant to Regulation S offshore transactions are not subject to Section 5 of the Securities Act. Offshore transactions include offers and sales of securities by a registrant located in the United States to persons located outside the United States.
     The Registrant, which is located in the United States, believes that the sale of its common stock to Mr. Xu constituted an offshore transaction. Mr. Xu is a resident of China. At the time the Registrant offered to sell him shares of its common stock, Mr. Xu was located in China. Furthermore, at the time the Registrant sold its common stock to Mr. Xu, the Registrant reasonably believed that Mr. Xu was outside the United States. As a result, the Registrant believes that these facts enable it to also rely on Regulation S for an exemption from the registration requirements of Section 5 of the Securities Act.
     B. Sale of Warrants to Chen and Yang
     On December 20, 2005, the Registrant issued a warrant to purchase 4,000,000 shares of its common stock to Wen-An Chen and Huoqing Yang. The warrant was issued as consideration for financial consulting services to be provided by Messrs. Chen and Yang to the Registrant pursuant to the Consulting Agreement, which is described above under Item 1.01 of this Current Report. The warrant is exercisable immediately with respect to all of the shares covered by it, and the exercise price is $0.10 per share.
     The warrant and, upon exercise, the underlying shares were issued to Messrs. Chen and Yang without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. The requirements to qualify to use this exemption are described above.
     The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the issuance of the warrant and, upon exercise, the underlying shares to Messrs. Chen and Yang. Specifically, (1) the Registrant has determined that Messrs. Chen and Yang are knowledgeable and experienced in finance and business matters and thus they are able to evaluate the risks and merits of acquiring the Registrant’s securities; (2) Messrs. Chen and Yang has advised the Registrant that they is able to bear the economic risk of purchasing the Registrant’s common stock; (3) the Registrant has provided Messrs. Chen and Yang with access to the type of information normally provided in a prospectus; (4) pursuant to the Consulting Agreement, Messrs. Chen and Yang have agreed not to resell or distribute the securities to the public; and (5) the Registrant did not use any form of public solicitation or general advertising in connection with the issuance of the warrant.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Subscription Agreement, dated as of December 20, 2005, between the Registrant and Huiqi Xu.

10.2	Consulting Agreement, dated as of December 20, 2005, among the Registrant, Wen-An Chen and Huoqing Yang.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: As of December 20, 2005	CHINA 3C GROUP

/s/ Zhenggang Wang

Zhenggang Wang
Chairman of the Board &
Chief Executive Officer